UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2023

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Note Modification Agreements

On August 30, 2023, Arch Therapeutics, Inc. (the “Company”) entered into an amendment (“Amendment No. 10 to the First Notes”) with the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, and July 31, 2023 (as amended, the “First Notes”), issued in connection with a private placement financing the Company completed on July 6, 2022 (the “First Closing”). On August 31, 2023, the Company also entered into an amendment (“Amendment No. 10 to the Second Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, and July 31, 2023 (as amended, the “Second Notes”), issued in connection with a private placement financing the Company completed on January 18, 2023 (the “Second Closing”). On August 31, 2023, the Company also entered into an amendment (“Amendment No. 5 to the Third Notes” and, together with Amendment No. 10 to the First Notes and Amendment No. 10 to the Second Notes, the “Amendments to the 2022 Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on June 15, 2023, and as subsequently amended on July 1, 2023, July 7, 2023, and July 31, 2023 (as amended, the “Third Notes” and, together with the First Notes and Second Notes, the “2022 Notes”), issued in connection with a private placement financing the Company completed on May 15, 2023 (the “Third Closing”).

Under the Amendments to the 2022 Notes, the 2022 Notes were amended to extend the date of the completion of an uplist to any of the Nasdaq Global Market, Nasdaq Capital Market, New York Stock Exchange or NYSE American (such transaction, an “Uplist Transaction”) from August 31, 2023, to September 30, 2023.

As a result of the entry into the Amendments to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 3B Convertible Promissory Notes (the “Series 3B Notes”), the Series 3B Notes were automatically amended to extend the date of completion of an Uplist Transaction from August 31, 2023, to September 30, 2023. Also, as a result of the entry into the Amendments to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 1 Unsecured Convertible Promissory Notes and Series 2 Unsecured Convertible Promissory Notes, each as amended on March 10, 2023, the Series Note Amendments Termination Date set forth under Amendment No. 1 to the Series 1 Unsecured Convertible Promissory Notes and Amendment No. 1 to the Series 2 Unsecured Convertible Promissory Notes was automatically amended to extend from August 31, 2023, to September 30, 2023.

The foregoing descriptions of Amendment No. 10 to the First Notes, Amendment No. 10 to the Second Notes, and Amendment No. 5 to the Third Notes do not purport to be complete and are qualified in their entirety by the full text of the Form of Amendment No. 10 to the First Notes, the Form of Amendment No. 10 to the Second Notes, and the Form of Amendment No. 5 to the Third Notes which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Second Amended and Restated Registration Rights Agreement Amendment

Additionally, on August 30, 2023, the Company entered into an amendment (“Amendment No. 1 to the Second A&R Registration Rights Agreement”) to that certain Second Amended and Restated Registration Rights Agreement, dated as of May 15, 2023, with effect as of June 17, 2023, by and among the Company and certain institutional and accredited individual investors (the “Second A&R Registration Rights Agreement”). Under Amendment No. 1 to the Second A&R Registration Rights Agreement, the Second A&R Registration Rights Agreement was amended to extend the filing deadline by which the Company is obligated to file with the Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act of 1933, as amended, registering certain securities issued in the Second Closing and Third Closing to the date that is 45 days following the Uplist Transaction.

The foregoing description of Amendment No. 1 to the Second A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Form of Amendment No. 1 to the A&R Registration Rights Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Securities Purchase Agreement Amendment

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on July 13, 2023, the Company entered into a Securities Purchase Agreement, dated July 7, 2023 (the “SPA”), with certain institutional and accredited individual investors for the issuance and sale by the Company to the investors of pre-funded warrants to purchase shares of common stock, par value $0.001 per share (the “Common Stock”), common warrants to purchase shares of Common Stock and shares of Common Stock in a private placement offering (the “Bridge Offering”). The first closing of the Bridge Offering occurred on July 7, 2023 (the “Initial Closing Date”).

On August 30, 2023, the Company entered into an amendment (“Amendment No. 1 to the SPA”), with certain institutional and accredited individual investors that participated in the first closing of the Bridge Offering to extend the date by which additional closings under the SPA are permitted from 30 days after the Initial Closing Date to 90 days after the Initial Closing Date.

The foregoing description of Amendment No. 1 to the SPA does not purport to be complete and is qualified in its entirety by the full text of the Form of Amendment No. 1 to the SPA which is attached to this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

Bridge Offering Registration Rights Agreement Amendment

Additionally, on August 30, 2023, the Company entered into an amendment (“Amendment No. 1 to the Registration Rights Agreement”) to that certain Registration Rights Agreement, dated as of July 7, 2023, by and among the Company and certain institutional and accredited individual investors (the “Registration Rights Agreement”). Under Amendment No. 1 to the Registration Rights Agreement, the Registration Rights Agreement was amended to extend the filing deadline by which the Company is obligated to file with the SEC a registration statement under the Securities Act of 1933, as amended, registering certain securities issued in the Bridge Offering, to the earlier of (i) the date that is 30 days following the Uplist Transaction and (ii) October 31, 2023.

The foregoing description of Amendment No. 1 to the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Form of Amendment No. 1 to the Registration Rights Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
10.1	Form of Amendment No. 10 to the First Notes, dated August 30, 2023.
10.2	Form of Amendment No. 10 to the Second Notes, dated August 30, 2023.
10.3	Form of Amendment No. 5 to the Third Notes, dated August 30, 2023.
10.4	Form of Amendment No. 1ot the Second A&R Registration Rights Agreement.
10.5	Form of Amendment No. 1 to the SPA.
10.6	Form of Amendment No. 1 to the Registration Rights Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.
Dated: September 6, 2023	By:	/s/ Terrence W. Norchi, M.D.
		Name:	Terrence W. Norchi, M.D.
		Title:	President, Chief Executive Officer